UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jay Fitton
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(513) 629-8104
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2019

Date of reporting period: May 31, 2019

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.jenseninvestment.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by calling 1-800-992-4144 or by sending an e-mail request to funds@jenseninvestment.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-992-4144 or send an e-mail request to funds@jenseninvestment.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

Letter from the Investment Adviser

Dear Fellow Shareholders,
The Jensen Quality Value Fund (the “Fund”) – Class J Shares – posted a positive return of 2.89% for the one-year period ended May 31, 2019, compared to a negative return of -4.29% for the Russell 2500 Total Return Index (the “Index”). Please see pages 4 through 5 of this report for complete standardized performance information for the Fund.

Market Perspective
During the twelve months ended May 31, 2019, the U.S. continued to enjoy low unemployment and inflation rates, and the Federal Reserve extended its cautious approach to monetary policy by slowly raising interest rates. However, in October 2018, markets pulled back, with negative returns largely driven by fears of an escalation of the trade dispute between the U.S. and China. While stock prices rebounded in January and February, returns have been muted since then as investors awaited a reduction in trade uncertainty.

During this time of heightened volatility, we believe the companies that comprise the Fund demonstrated their resilience, and the Fund’s Class J Shares outperformed the Index by 7.18 percentage points over the twelve month period.

Overall, we continue to be impressed by the underlying business performance of the companies in the Fund. The Fund seeks to hold high-quality businesses at reasonable prices: we believe that attention to valuation is critical and that investors in high quality, reasonably priced businesses should be rewarded over the long term.

Commentary on Results
For the year ended May 31, 2019, the Fund’s performance relative to the Index was aided by an underweight in the Energy and Financial sectors and an overweight in the Information Technology sector and Cash. Specific companies in the Consumer Staples, Consumer Discretionary, Industrial, Materials, and Health Care sectors also contributed positively to performance.

Relative to the Index, the Fund’s underweight in the Real Estate and Utilities sectors, and its overweight in the Materials and Consumer Staples sectors, detracted from performance. At the company level, the Fund’s performance was most negatively impacted by specific companies within the Financial and Real Estate sectors. As of May 31, 2019, the Fund held 42 companies.

The top contributor to Fund performance for the twelve months ended May 31, 2019 was The Hershey Company, a manufacturer and marketer of chocolate products, desserts, and snacks. During the period, Hershey announced earnings results and future guidance that were ahead of the expectations of many investors. Hershey was selected for the Fund because of its compelling valuation at the time of purchase and its positive fundamental attributes, including strong market share, well known brands, manufacturing and marketing expertise, and solid long-run growth opportunities. Other notable companies that contributed positively to portfolio performance were Paychex, a payroll processing company, Lennox International, a heating and air conditioning manufacturer, Waters Corp, a maker of scientific instruments, and Broadridge Financial Solutions, a company specializing in investor communications and processing financial transactions.

Annual Report	Jensen Quality Value Fund	1

The largest negative contributor to Fund performance for the year ended May 31, 2019 was Affiliated Managers, an asset management company which makes equity investments in boutique investment management firms, including global equity and alternative investment strategies. Despite solid business performance, Affiliated’s stock underperformed during the year due to concerns over falling margins for asset managers, the risk that a market downturn could impact revenues, and outflows from hedge fund strategies. Affiliated was selected for the Fund for its attractive valuation at the time of purchase and its compelling fundamental attributes, which include a comprehensive global distribution platform, diversified revenue sources, a unique business model, a successful integration track record, and strong free cash flow generation. Other notable companies that weighed on relative performance were Eastman Chemical, a specialty chemicals company, Tapestry, a maker of fashion accessories, NetApp, a cloud data services provider, and Landstar System, a freight management company.

The Jensen Outlook
Overall, our outlook remains mixed. Stock valuations are supported by positive economic indicators, including low unemployment and high consumer confidence and by expectations of solid corporate earnings growth in 2019. However, some signs point to the end of the current economic cycle, including frothy corporate credit markets, inverted yield curves, a long bull market, and weakening industrial and residential construction indicators. As of our last writing, concerns over rising interest rates appear to have dissipated in favor of interest rate reductions, and many “recession risk” indicators have increased due to fears over slowing global growth, heightened by international trade uncertainty.

Other concerns remain, including geopolitical turmoil, U.S. policy uncertainty, a stronger U.S. dollar, regulatory threats, and high asset valuations. Barring any sudden shocks, we expect relatively low unemployment and stable economic conditions through 2019, which should lead to modest GDP growth, albeit not to the same degree as recent years. Concerns over growth in 2020 remain, primarily due to softening global trade. Consequently, we believe our investment in high-quality companies and our emphasis on risk management remains as important as ever.

At Jensen, we prefer to focus on those companies which we believe can produce strong underlying business results, and we attempt to use short-term volatility as an opportunity to take advantage of pricing disconnects in the stocks of these companies. We believe companies with strong fundamentals, durable competitive advantages, and a history of growing free cash flow can chart their own paths and have the potential to outperform lower-quality businesses over time.

We invite you to seek additional information about the Fund at www.jenseninvestment.com where additional content, including updated holdings and performance information, is available. We take our investment responsibilities seriously and appreciate the trust you have placed in us. As always, we welcome your feedback.

Cordially,

The Jensen Investment Committee

2	Jensen Quality Value Fund	Annual Report

This discussion and analysis of the Fund is as of May 31, 2019 and is subject to change, and any forecasts made cannot be guaranteed and should not be considered investment advice.

Past performance is no guarantee of future results. Fund holdings and sector weightings are subject to change and are not recommendations to buy or sell any security. For more complete information regarding performance and holdings, please refer to the financial statements and schedule of investments headings of this report.

Mutual fund investing involves risk, and principal loss is possible. The Fund invests in mid- and smaller capitalization companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities. The index is unmanaged, and you cannot invest directly in an index.

Gross Domestic Product (GDP): An inflation-adjusted measure that reflects the value of all goods and services produced by an economy or country in a given year, expressed in base-year prices.

Free Cash Flow: Is equal to the after-tax net income of a company plus depreciation and amortization less capital expenditures.

Must be preceded or accompanied by a prospectus for the Jensen Quality Value Fund.

The Jensen Quality Value Fund is distributed by Quasar Distributors, LLC.

Annual Report	Jensen Quality Value Fund	3

Jensen Quality Value Fund - Class J (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2019 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class J	2.89%	8.36%	5.60%	8.94%
Russell 2500® Total Return Index	-4.29%	9.79%	7.19%	11.03%

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $10,000 made on March 31, 2010, the inception date for Class J shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

4	Jensen Quality Value Fund	Annual Report

Jensen Quality Value Fund - Class I (Unaudited)

Total Returns vs. Russell 2500® Total Return Index

Average Annual Total Returns – For periods ended May 31, 2019 (Unaudited)	1 year	3 years	5 years	Since Inception (3/31/2010)
Jensen Quality Value Fund - Class I	3.25%	8.61%	5.81%	9.13%
Russell 2500® Total Return Index	-4.29%	9.79%	7.19%	11.03%

The Russell 2500® Total Return Index is a market cap weighted index that includes the smallest 2,500 companies covered in the Russell 3000® universe of United States-based listed equities.

The chart at the top of the page assumes an initial gross investment of $250,000 made on March 31, 2010, the inception date for Class I shares. Returns shown include the reinvestment of all Fund distributions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

Performance data shown represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance shown. Performance data current to the most recent month-end may be obtained by calling 800-992-4144 or by visiting www.jenseninvestment.com.

Annual Report	Jensen Quality Value Fund	5

Investments by Sector as of May 31, 2019
(as a Percentage of Total Investments) (Unaudited)

6	Jensen Quality Value Fund	Annual Report

Statement of Assets & Liabilities
May 31, 2019

Assets:
Investments, at value (cost $34,779,991)	$36,250,034
Income receivable	54,114
Receivable for capital stock issued	2,024
Other Assets	20,918
Total Assets	$36,327,090

Liabilities:
Payable for 12b-1 fees - Class J	449
Payable to Adviser	3,323
Payable for investments purchased	362,308
Payable to affiliates	21,604
Accrued expenses and other liabilities	26,188
Total Liabilities	413,872
Total Net Assets	$35,913,218

Net Assets Consist of:
Capital stock	$33,439,833
Total distributable earnings	2,473,385
Total Net Assets	$35,913,218

Net Assets Consist of:
Class J Shares:
Net Assets	$2,443,505
Shares of beneficial interest outstanding	199,568
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$12.24
Class I Shares:
Net Assets	$33,469,713
Shares of beneficial interest outstanding	2,748,756
Net Asset Value, Offering Price and Redemption Price Per Share
(unlimited number of shares authorized, $.001 par value)	$12.18

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	7

Schedule of Investments
May 31, 2019

Common Stocks - 94.69%

shares	Air Freight & Logistics - 2.01%	value
10,360	Expeditors International of Washington, Inc.	$720,952

shares	Building Products - 2.93%	value
3,980	Lennox International, Inc.	$1,051,158

shares	Capital Markets - 3.37%	value
6,860	Affiliated Managers Group, Inc.	$575,005
20,850	Federated Investors, Inc. - Class B	$636,551
		$1,211,556

shares	Chemicals - 4.05%	value
6,100	Eastman Chemical Co.	$396,012
11,840	Scotts Miracle-Gro Co. - Class A	$1,060,035
		$1,456,047

shares	Commercial Services & Supplies - 1.88%	value
19,000	Herman Miller, Inc.	$674,310

shares	Containers & Packaging - 3.92%	value
15,970	Crown Holdings, Inc. (a)	$885,217
32,620	Owens-Illinois, Inc.	$521,920
		$1,407,137

shares	Distributors - 2.60%	value
9,450	Genuine Parts Co.	$934,605

shares	Electrical Equipment - 0.97%	value
2,330	Rockwell Automation, Inc.	$346,821

shares	Electronic Equipment, Instruments & Components - 2.93%	value
12,090	Amphenol Corp. - Class A	$1,051,830

The accompanying notes are an integral part of these financial statements.

8	Jensen Quality Value Fund	Annual Report

Schedule of Investments continued
May 31, 2019

shares	Food & Staples Retailing - 2.53%	value
39,810	Kroger Co.	$908,066

shares	Food Products - 7.95%	value
14,970	Campbell Soup Co.	$543,561
24,420	General Mills, Inc.	$1,207,324
8,360	Hershey Co.	$1,103,186
		$2,854,071

shares	Health Care Equipment & Supplies - 2.32%	value
5,390	Varian Medical Systems, Inc. (a)	$680,542
1,340	Zimmer Biomet Holdings, Inc.	$152,666
		$833,208

shares	Health Care Providers & Services - 5.20%	value
21,920	Encompass Health Corp.	$1,291,525
3,550	Laboratory Corporation of America Holdings (a)	$577,266
		$1,868,791

shares	Hotels, Restaurants & Leisure - 4.04%	value
9,520	Choice Hotels International, Inc.	$783,400
4,240	Cracker Barrel Old Country Store, Inc.	$666,062
		$1,449,462

shares	IT Services - 9.71%	value
11,450	Broadridge Financial Solutions, Inc.	$1,429,762
14,820	Paychex, Inc.	$1,271,408
40,550	Western Union Co.	$786,670
		$3,487,840

shares	Leisure Products - 2.42%	value
9,130	Hasbro, Inc.	$868,628

shares	Life Sciences Tools & Services - 1.39%	value
2,480	Waters Corp. (a)	$497,761

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	9

Schedule of Investments continued
May 31, 2019

shares	Machinery - 4.64%	value
8,060	Crane Co.	$616,268
8,060	Middleby Corp. (a)	$1,051,588
		$1,667,856

shares	Media - 3.27%	value
15,200	Omnicom Group, Inc.	$1,175,872

shares	Professional Services - 1.95%	value
5,780	Equifax, Inc.	$698,802

shares	Real Estate Management & Development - 3.38%	value
26,560	CBRE Group, Inc. - Class A (a)	$1,213,792

shares	Road & Rail - 2.37%	value
8,860	Landstar System, Inc.	$852,775

shares	Semiconductors & Semiconductor Equipment - 2.30%	value
46,561	ON Semiconductor Corp. (a)	$826,923

shares	Software - 4.28%	value
7,040	Citrix Systems, Inc.	$662,605
25,440	Teradata Corp. (a)	$873,609
		$1,536,214

shares	Specialty Retail - 4.84%	value
12,580	Best Buy Company, Inc.	$788,389
9,420	Tractor Supply Co.	$949,348
		$1,737,737

shares	Technology Hardware, Storage & Peripherals - 2.21%	value
13,410	NetApp, Inc.	$793,872

The accompanying notes are an integral part of these financial statements.

10	Jensen Quality Value Fund	Annual Report

Schedule of Investments continued
May 31, 2019

shares	Textiles, Apparel & Luxury Goods - 3.22%	value
8,390	Carter's, Inc.	$705,683
30,380	Hanesbrands, Inc.	$451,143
		$1,156,826

shares	Trading Companies & Distributors - 2.01%	value
2,760	WW Grainger, Inc.	$722,264

Total Common Stocks		value
(Cost $32,535,133)		$34,005,176

Short-Term Investments - 6.25%

shares		value
2,244,858	First American Treasury Obligations Fund - Class X - 2.297% (b)	$2,244,858

Total Short-Term Investments		value
(Cost $2,244,858)		$2,244,858

Total Investments		value
(Cost $34,779,991) - 100.94%		$36,250,034
Liabilities in Excess of Other Assets - (0.94)%		$(336,816)
TOTAL NET ASSETS - 100.00%		$35,913,218

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Seven day yield as of May 31, 2019.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	11

Statement of Operations
Year Ended May 31, 2019

Investment Income:
Dividend income	$639,467
Interest income	35,046
Total Investment Income	674,513

Expenses:
Investment management fees	231,611
Administration fees	52,247
Federal and state registration fees	31,483
Fund accounting fees	26,259
Transfer agent fees	19,998
Audit and tax fees	17,004
Legal fees	16,800
Chief Compliance Officer fees	12,621
Reports to shareholders	11,147
Trustees' fees	9,327
Custody fees	7,275
Shareholder servicing fees - Class I	6,744
Transfer agent expenses	5,299
12b-1 fees - Class J	4,777
Other	6,487
Total expenses	459,079
Less waivers and reimbursements by Adviser (Note 4)	(162,498)
Net expenses	296,581

Net Investment Income	377,932

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investment transactions	2,295,137
Change in unrealized appreciation on investments	(1,606,452)
Net realized and unrealized gain on investments	688,685

Net Increase in Net Assets Resulting from Operations	$1,066,617

The accompanying notes are an integral part of these financial statements.

12	Jensen Quality Value Fund	Annual Report

Statements of Changes in Net Assets

	year ended	year ended
Operations:	May 31, 2019	May 31, 2018
Net investment income	$377,932	$382,276
Net realized gain on investment transactions	2,295,137	628,259
Change in unrealized appreciation on investments	(1,606,452)	1,742,285
Net increase in net assets resulting from operations	1,066,617	2,752,820

	year ended	year ended
Capital Share Transactions:	May 31, 2019	May 31, 2018
Shares Sold - Class J	1,632,567	111,946
Shares Sold - Class I	1,619,991	1,774,210
Shares issued to holders in reinvestment of
dividends - Class J	91,507	105,332
Shares issued to holders in reinvestment of
dividends - Class I	1,862,054	1,422,139
Shares redeemed - Class J	(1,703,845)	(425,267)
Shares redeemed - Class I	(1,738,543)	(2,324,047)
Net increase in net assets from
capital share transactions	1,763,731	664,313

	year ended	year ended
Dividends and Distributions to Shareholders:	May 31, 2019	May 31, 2018
Net dividends and distributions - Class J	(92,204)	(105,872)
Net dividends and distributions - Class I	(1,862,054)	(1,422,140)
Total dividends and distributions	(1,954,258)	(1,528,012)(1)
Increase in Net Assets	876,090	1,889,121

	year ended	year ended
Net Assets:	May 31, 2019	May 31, 2018
Beginning of year	$35,037,128	$33,148,007
End of year	$35,913,218	$35,037,128(2)

(1)	Includes net investment income distributions of $17,531 and $285,265 and net realized gain distributions of $88,341 and $1,136,875 for Class J and Class I, respectively.
(2)	Includes accumulated net investment income of $79,480.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	13

Financial Highlights
Class J

	year ended	year ended	year ended	year ended	year ended
	May 31,	May 31,	May 31,	May 31,	May 31,
Per Share Data:	2019	2018	2017	2016	2015
Net asset value, beginning
of period	$12.59	$12.14	$10.74	$13.29	$13.99
Income from investment
operations:
Net investment income(1)	0.10	0.11	0.15	0.12	0.11
Net realized and unrealized
gain (loss) on investments	0.22	0.86	1.40	(0.89)	1.05
Total from investment operations	0.32	0.97	1.55	(0.77)	1.16
Less distributions:
Dividends from net investment
income	(0.10)	(0.08)	(0.15)	(0.11)	(0.09)
Distributions from net realized
gain on investments	(0.57)	(0.44)	—	(1.67)	(1.77)
Total distributions	(0.67)	(0.52)	(0.15)	(1.78)	(1.86)
Net asset value, end of period	$12.24	$12.59	$12.14	$10.74	$13.29
Total return	2.89%	7.98%	14.52%	-4.86%	8.49%
Supplemental data and ratios:
Net assets, end of period (000's)	$2,444	$2,482	$2,598	$3,172	$22,885
Ratio of expenses to average
net assets
Before waivers and
reimbursements of expenses	1.50%	1.51%	1.68%	1.63%	1.65%
After waivers and reimbursements
of expenses	1.05%	1.11%(2)	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets
Before waivers and
reimbursements of expenses	0.39%	0.50%	0.88%	0.60%	0.39%
After waivers and reimbursements
of expenses	0.84%	0.90%(2)	1.31%	0.98%	0.79%
Portfolio turnover rate	42.51%	44.29%	71.33%	92.94%	119.76%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class J shares was decreased from 1.00% to 0.80% excluding Rule 12b-1 fees of 0.25%.

The accompanying notes are an integral part of these financial statements.

14	Jensen Quality Value Fund	Annual Report

Financial Highlights
Class l

	year ended	year ended	year ended	year ended	year ended
	May 31,	May 31,	May 31,	May 31,	May 31,
Per Share Data:	2019	2018	2017	2016	2015
Net asset value, beginning
of period	$12.52	$12.08	$10.69	$13.26	$13.97
Income from investment
operations:
Net investment income(1)	0.13	0.14	0.16	0.13	0.13
Net realized and unrealized
gain (loss) on investments	0.23	0.85	1.40	(0.88)	1.05
Total from investment operations	0.36	0.99	1.56	(0.75)	1.18
Less distributions:
Dividends from net investment
income	(0.13)	(0.11)	(0.17)	(0.15)	(0.12)
Distributions from net realized
gain on investments	(0.57)	(0.44)	—	(1.67)	(1.77)
Total distributions	(0.70)	(0.55)	(0.17)	(1.82)	(1.89)
Net asset value, end of period	$12.18	$12.52	$12.08	$10.69	$13.26
Total return	3.25%	8.15%	14.73%	-4.71%	8.67%
Supplemental data and ratios:
Net assets, end of period (000's)	$33,470	$32,555	$30,550	$25,761	$11,037
Ratio of expenses to average
net assets
Before waivers and
reimbursements of expenses	1.27%	1.28%	1.46%	1.48%	1.42%
After waivers and
reimbursements of expenses	0.82%	0.91%(2)	1.10%	1.10%	1.10%
Ratio of net investment income
to average net assets
Before waivers and
reimbursements of expenses	0.62%	0.73%	1.05%	0.81%	0.65%
After waivers and
reimbursements of expenses	1.07%	1.10%(2)	1.41%	1.19%	0.97%
Portfolio turnover rate	42.51%	44.29%	71.33%	92.94%	119.76%

(1)	Per share amounts are calculated using the average shares outstanding method.
(2)	Effective September 30, 2017, the expense cap for Class I shares was decreased from 1.00% to 0.80% excluding shareholder servicing fees of up to 0.10%.

The accompanying notes are an integral part of these financial statements.

Annual Report	Jensen Quality Value Fund	15

Notes to Financial Statements
May 31, 2019

1. Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Jensen Quality Value Fund (the “Fund”), formerly known as the Jensen Value Fund, represents a distinct diversified series with its own investment objective and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Fund became effective and commenced operations on March 31, 2010. The Fund currently offers Class J and Class I shares. Class J shares are subject to a 0.25% distribution (Rule 12b-1) and shareholder servicing fee and Class I shares are subject to a shareholder servicing fee of up to 0.10%. Each class of shares has identical rights and privileges except with respect to the distribution (Rule 12b-1) and shareholder servicing fees, and voting rights on matters affecting a single share class. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Jensen Investment Management, Inc. (the “Adviser”), the Fund’s investment adviser.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services–Investment Companies”.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a) Investment Valuation – Each security owned by the Fund that is listed on a securities exchange, except those listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange or (ii) the latest sales price on the Composite Market for the day such security is being valued. “Composite Market“ means a consolidation of the trade information provided by national securities and foreign exchanges and over-the-counter markets, as published by an approved independent pricing service (“Pricing Service”).

16	Jensen Quality Value Fund	Annual Report

Debt securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value, as described below. Any discount or premium is accreted or amortized using the constant yield method until maturity.

Redeemable securities issued by open-end, registered investment companies, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined. Money market mutual funds are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

FASB Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – Quoted prices in active markets for identical securities.
●	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
●	Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Annual Report	Jensen Quality Value Fund	17

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of May 31, 2019:

	Level 1	Level 2	Level 3	Total
Common Stock(1)	$34,005,176	$—	$—	$34,005,176
Short-Term Investments	2,244,858	—	—	2,244,858
Total Investments	$36,250,034	$—	$—	$36,250,034

(1)	See the Schedule of Investments for industry classifications.

The Fund did not hold any investments during the year ended May 31, 2019 with significant unobservable inputs which would be classified as Level 3. The Fund did not hold financial derivative instruments during the year ended May 31, 2019.

(b) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the year ended May 31, 2019, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund has no examination in progress. The Fund is also not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(c) Distributions to Shareholders – The Fund will declare and distribute any net investment income quarterly. The Fund will distribute any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

(d) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

18	Jensen Quality Value Fund	Annual Report

(e) Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

(f) Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. Distribution (12b-1) and shareholder servicing fees are expensed at 0.25% of average daily net assets of Class J shares. Shareholder servicing fees are expensed at up to 0.10% of the average daily net assets of Class I shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

(g) Other – Investment transactions are recorded on the trade date. The Fund determines the gain or loss from investment transactions using the specific identification method by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3. Federal Tax Matters

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	May 31, 2019	May 31, 2018
Ordinary Income	$913,744	$975,318
Long-Term Capital Gain	$1,040,514	$552,694
Short-Term Capital Gain	$—	$—

The components of accumulated earnings on a tax basis as of May 31, 2019 were as follows:

Cost basis of investments for federal income tax purposes	$34,823,181
Gross tax unrealized appreciation	3,847,190
Gross tax unrealized depreciation	(2,420,337)
Net tax unrealized appreciation	$1,426,853
Undistributed ordinary income	22,998
Undistributed long-term capital gain	1,023,534
Distributable earnings	$1,046,532
Other accumulated losses	—
Total distributable earnings	$2,473,385

Annual Report	Jensen Quality Value Fund	19

The difference between book basis and tax basis of investments is primarily attributable to the deferral of losses on wash sales.

On June 14, 2019, the Fund declared and paid a distribution from ordinary income of $6,530 and $106,808 for Class J and Class I shares, respectively, to shareholders of record as of June 13, 2019.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Accumulated Earnings	$—
Paid-in Capital	$—

4. Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 0.65% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through February 28, 2020, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales loads, Rule 12b-1 plan fees, shareholder servicing plan fees, taxes, leverage (i.e., any expenses incurred in connection with borrowings made by the Fund), interest (including interest incurred in connection with bank and custody overdrafts), brokerage commissions and other transactional expenses, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses such as litigation) do not exceed 0.80% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the year ended May 31, 2019, expenses of $8,690 and $153,808 were waived or reimbursed by the Adviser for Class J and Class I shares, respectively. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period do not exceed the lesser of: (1) the Expense Limitation Cap in place at the time of waiver or reimbursement or (2) the Expense Limitation Cap in place at the time of the recoupment; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three year period from the date of the waiver or reimbursement.

20	Jensen Quality Value Fund	Annual Report

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring during the fiscal year ending:

May 31, 2020	$115,647
May 31, 2021	$131,227
May 31, 2022	$162,498

5. Distribution and Shareholder Servicing Plan

The Trust adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”), the Fund’s distributor and principal underwriter, a distribution fee of 0.25% of the Fund’s average daily net assets attributable to Class J shares for services to Class J shareholders and distribution of Class J shares. The Trust adopted a shareholder servicing plan (the “Shareholder Servicing Plan”), on behalf of the Fund, which authorizes it to pay up to 0.10% of the Fund’s average daily net assets attributable to Class I shares to other financial institutions for shareholder servicing and maintenance of Class I shareholder accounts. During the year ended May 31, 2019, the Fund accrued expenses of $4,777 pursuant to the 12b-1 Plan for distribution fees relating to Class J shares and $6,744 pursuant to the Shareholder Servicing Plan for shareholder servicing fees relating to Class I shares. As of May 31, 2019, the Distributor was owed fees of $449 for 12b-1 fees relating to Class J shares and $1,604 for shareholder servicing fees relating to Class I shares which are included within accrued expenses and other liabilities on the Statement of Assets and Liabilities.

6. Related Party Transactions

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For the year ended May 31, 2019, the Fund incurred $52,247 in administration fees. At May 31, 2019, the Administrator was owed fees of $9,715.

Fund Services also serves as the fund accountant and transfer agent to the Fund. U.S. Bank National Association (“US Bank”), an affiliate of Fund Services, serves as the Fund’s custodian. For the year ended May 31, 2019, the Fund incurred $26,259, $25,297 and $7,275 in fund accounting, transfer agency, and custody fees, respectively. At May 31, 2019, fees of $4,269, $4,160, and $1,220 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Fund has a line of credit with US Bank (see Note 10).

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of Fund Services and US Bank.

Annual Report	Jensen Quality Value Fund	21

Certain officers of the Fund are also employees of Fund Services. A Trustee of the Trust is affiliated with Fund Services and US Bank. This same Trustee is a board member and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of Fund Services. For the year ended May 31, 2019, the Fund was allocated $12,621 of the Trust’s Chief Compliance Officer fee. At May 31, 2019, fees of $2,240 were owed by the Fund for the Chief Compliance Officer’s services.

7. Capital Share Transactions

Transactions in shares of the Fund were as follows:

	year ended	year ended
Class J	May 31, 2019	May 31, 2018
Shares sold	126,127	8,971
Shares issued in reinvestment of dividends	7,823	8,253
Shares redeemed	(131,558)	(33,991)
Net increase (decrease)	2,392	(16,767)

	year ended	year ended
Class I	May 31, 2019	May 31, 2018
Shares sold	130,270	144,496
Shares issued in reinvestment of dividends	160,022	112,082
Shares redeemed	(141,443)	(185,046)
Net increase	148,849	71,532

8. Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the year ended May 31, 2019, were 14,439,648 and 14,636,835, respectively. For the year ended May 31, 2019, there were no purchases or sales of U.S. government securities for the Fund.

9. Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. At May 31, 2019, Charles Schwab & Co. Inc., for the benefit of its customers, held 53.89% of the outstanding shares of the Class J share class. At May 31, 2019, Pershing, LLC, for the benefit of its customers, held 93.07% of the outstanding shares of the Class I share class.

22	Jensen Quality Value Fund	Annual Report

10. Line of Credit

At May 31, 2019, the Fund had a line of credit in the amount of the lesser of $3,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, which matures on August 9, 2019. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The interest rate on outstanding principal amounts is equal to the prime rate (5.50% as of May 31, 2019). The credit facility is with the Fund’s custodian, US Bank. During the year ended May 31, 2019, the Fund did not utilize the line of credit.

11. Recent Accounting Pronouncement

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended May 31, 2019.

Annual Report	Jensen Quality Value Fund	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Jensen Quality Value Fund and Board of Trustees of Trust for Professional Managers

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Jensen Quality Value Fund (the “Fund”), a series of Trust for Professional Managers, as of May 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

COHEN & COMPANY, LTD.
Cleveland, Ohio
July 29, 2019

24	Jensen Quality Value Fund	Annual Report

Expense Example – May 31, 2019 (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment management fees, distribution (12b-1) fees (Class J only) and shareholder servicing fees (Class I only), and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2018 - May 31, 2019).

Actual Expenses

The first lines of the tables below for each share class of the Fund provide information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged to IRA accounts or the $15.00 fee charged for wire redemptions. The table also does not include portfolio trading commissions and related trading costs. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the tables below for each share class of the Fund provide information about hypothetical account values and hypothetical expenses based on the actual expense ratios for each share class of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees which, although not charged by the Fund, may be charged by other funds. Therefore, the second lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report	Jensen Quality Value Fund	25

Expense Example Tables (Unaudited)

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	December 1, 2018 –
Jensen Quality Value Fund – Class J	December 1, 2018	May 31, 2019	May 31, 2019
Actual	$1,000.00	$1,006.00	5.25
Hypothetical (5% return before expenses)	1,000.00	$1,019.70	5.29

*	Expenses are equal to Class J’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	December 1, 2018 –
Jensen Quality Value Fund – Class I	December 1, 2018	May 31, 2019	May 31, 2019
Actual	$1,000.00	$1,008.10	4.11
Hypothetical (5% return before expenses)	1,000.00	$1,020.84	4.13

*	Expenses are equal to Class I’s annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

1. Shareholder Notification of Federal Tax Status

The Fund designated 77.44% of dividends declared during the fiscal year ended May 31, 2019 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Fund designated 77.44% of dividends declared from net investment income during the fiscal year ended May 31, 2019 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund designated 52.46% of taxable ordinary income distributions as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(c) for the year ended May 31, 2019.

Additional Information Applicable to Foreign Shareholders Only:

The Fund designated 0.00% of ordinary income distributions as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

2. Availability of Proxy Voting Information

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 800-992-4144. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

26	Jensen Quality Value Fund	Annual Report

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 800-992-4144, or by accessing the SEC’s website at http://www.sec.gov.

3. Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2019). Shareholders may view the Fund’s Forms N-Q or N-PORT on the SEC’s website at http://www.sec.gov.

4. Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call the Fund toll-free at 800-992-4144 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Annual Report	Jensen Quality Value Fund	27

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

●	information we receive about you on applications or other forms;
●	information you give us orally; and
●	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

28	Jensen Quality Value Fund	Annual Report

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information About Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-992-4144.

Independent Trustees (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1955	Trustee	Indefinite Term; Since August 22, 2001	28	Professor Emeritus, Department of Accounting (June 2019-present), Professor, Department of Accounting (2004-2019), Chair, Department of Accounting (2004-2017), Marquette University.	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1956	Trustee	Indefinite Term; Since August 22, 2001	28	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1943	Trustee	Indefinite Term; Since October 23, 2009	28	Retired (2011-present); Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	Independent Trustee, Gottex Trust (an open-end investment company) (2010- 2016); Independent Manager, Ramius IDF fund complex (two closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies) (2010-2015); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies) (2010-2015).

Annual Report	Jensen Quality Value Fund	29

Interested Trustee and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph C. Neuberger* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1962	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	28	President (2017-present), Chief Operating Officer (2016-present), Executive Vice President (1994-2017), U.S. Bancorp Fund Services, LLC.	Trustee; USA Mutuals (an open-end investment company) (2001-2018); Trustee, Buffalo Funds (an open-end investment company) (2003-2017).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1974	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A

Elizabeth B. Scalf 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2017	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (February 2017-present); Vice President and Assistant CCO, Heartland Advisors, Inc. (December 2016-January 2017); Vice President and CCO, Heartland Group, Inc. (May 2016-November 2016); Vice President, CCO and Senior Legal Counsel (May 2016-November 2016), Assistant CCO and Senior Legal Counsel (January 2016-April 2016), Senior Legal and Compliance Counsel (2013-2015), Heartland Advisors, Inc.	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Secretary	Indefinite Term; Since May 29, 2015	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2012-present).	N/A

Kelly A. Burns 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since April 23, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2011-present).	N/A

30	Jensen Quality Value Fund	Annual Report

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Melissa Aguinaga 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1987	Assistant Treasurer	Indefinite Term; Since July 1, 2015	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010-present).	N/A

Laura A. Carroll 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1985	Assistant Treasurer	Indefinite Term; Since August 20, 2018	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2007-present).	N/A

*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member and an interested person of Quasar Distributors, LLC (the “Distributor”), the Fund’s principal underwriter.

Annual Report	Jensen Quality Value Fund	31

JN-ANNUALQV

Jensen Quality Value Fund

Class J Shares	Class I Shares

Investment Adviser
Jensen Investment Management, Inc.
5500 Meadows Road, Suite 200
Lake Oswego, OR 97035
800.992.4144

Fund Administrator, Transfer Agent,
and Fund Accountant
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

jenseninvestment.com

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on August 6, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2019	FYE 5/31/2018
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2019	FYE 5/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2019	FYE 5/31/2018
Registrant	$0	$0
Registrant’s Investment Adviser	$24,000	$23,500

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed August 6, 2010.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	7/31/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date	7/31/2019

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date	7/31/2019

* Print the name and title of each signing officer under his or her signature.

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